EQUI-VEST(R) STRATEGIES
403(b) TSA ENROLLMENT FORM

MAILING INSTRUCTIONS:

EXPRESS MAIL:(with money):                [AXA LOGO] AXA EQUITABLE
EQUI-VEST New Business                    ------------------------
JPMorganChase
4 Chase Metrotech Center                  EXPRESS MAIL: (without money):
NY Remit One Image Lockbox #13823 -       EQUI-VEST New Business
7th Floor                                 1 MONY Plaza
Brooklyn, NY 11245-0001                   Syracuse, NY 13202

REGULAR MAIL: (with money):               REGULAR MAIL: (without money):
EQUI-VEST New Business                    EQUI-VEST New Business
P.O. Box 13823, Newark, NJ 07188-0823     P.O. Box 4704, Syracuse, NY 13221-4704
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 1. EQUI-VEST PROGRAM (CHECK ONE)
--------------------------------
 A. [ ] TSA Public School

 B. [ ] TSA 501(c)(3)

 C. [ ] TSA University

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 2. EMPLOYER INFORMATION
-----------------------

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EMPLOYER NAME

  [ ] Existing Unit Number
                            ----------------------------------------------------

  [ ] New Unit (Must complete Unit Installation Form)

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3. PARTICIPANT INFORMATION (check appropriate boxes)
-----------------------------------------------------

[ ]Mr. [ ]Mrs. [ ]Miss [ ]Ms. [ ] Other
                                         ---------------------------------------

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First Name                   Middle Initial               Last Name

[ ]Male [ ]Female

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Birth Date (M/D/Y)           Age at Nearest Birthday

-----------------------------------  [ ]Home   [ ]Work
Area Code  Daytime Phone Number

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Street Address - No P.O. Box Permitted (If Non-U.S., Contact Branch)

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City                          State                       Zip Code

-----------------------------------    -----------------------------------------
Social Security No. (Required)         Retirement Age

Vesting Start Date                     Date of Hire

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Driver's License/Passport No.+

-----------------------------------    -----------------------------------------
State/Country                          Exp. Date

+Required by the U.S. Patriot Act.
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4. BENEFICIARY(IES) INFORMATION
-------------------------------
Include full names(s). Relationships(s) to Participant and the Social Security Number of EACH Beneficiary. Use #10 if you need more space.
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Primary

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Social Security Number

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Relationship

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Contingent (if any)

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Social Security Number

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Relationship

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5. OPTIONAL FEATURES
--------------------

ENHANCED DEATH BENEFIT OPTION

Would you like to elect the 3-year Enhanced Death Benefit?
[ ] YES, I would like to elect the Ratcheted Death Benefit.
[ ] NO, I would like to have only the sum of contributions (adjusted for loans and withdrawals) as the Minimum Death Benefit.

ONCE THE RATCHETED DEATH BENEFIT IS ELECTED, IT CANNOT BE TERMINATED. A CHARGE OF .15% OF THE ACCOUNT VALUE WILL BE DEDUCTED ON EACH CERTIFICATE ANNIVERSARY.

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6. SELECTION OF INVESTMENT OPTIONS
   AND ALLOCATION PERCENTAGES
-----------------------------------
(Check either Box A or Box B but not both). IF THE EMPLOYER MAKES THIS SELECTION ON BEHALF OF THE PARTICIPANTS,THEN THE SELECTION HERE MUST BE THE SAME AS THE EMPLOYER'S.
A. [ ] MAXIMUM TRANSFER FLEXIBILITY. By checking this box, you may invest only in those options listed below that have been shaded. Transfers out of the GIO will not be limited (see prospectus for details).
B. [ ] MAXIMUM INVESTMENT OPTION CHOICE. By checking this box, you may invest in any of the options listed below (shaded and not shaded). Transfers out of the GIO will be limited (see Prospectus for details).
       CURRENT ALLOCATION: Select the allocation for the amounts that you may invest in these options in the future. You can change this allocation for future contributions at any time. The percentages entered below must be in whole numbers and total 100%.
Guaranteed Interest Option                                               _____%
EQ/Equity 500 Index                                                      _____%
EQ/Alliance Growth and Income                                            _____%
EQ/Alliance Common Stock                                                 _____%
EQ/Alliance International                                                _____%
EQ/Alliance Small Cap Growth                                             _____%
EQ/Money Market                                                          _____%
EQ/Alliance Intermediate Gov't. Securities                               _____%
EQ/Alliance Quality Bond                                                 _____%
EQ/JPMorgan Core Bond                                                    _____%
AXA Premier High Yield                                                   _____%
AXA Premier VIP Core Bond                                                _____%
AXA Conservative-Plus Allocation                                         _____%
AXA Conservative Allocation                                              _____%
EQ/Caywood-Scholl High Yield Bond                                        _____%
EQ/Evergreen International Bond                                          _____%
EQ/Long Term Bond                                                        _____%
EQ/PIMCO Real Return                                                     _____%
EQ/Short Duration Bond                                                   _____%
EQ/Bernstein Diversified Value                                           _____%
EQ/JPMorgan Value Opportunities                                          _____%
EQ/MFS Emerging Growth Companies                                         _____%
EQ/Van Kampen Emerging Markets Equity                                    _____%
EQ/FI Mid Cap Value                                                      _____%
EQ/Mercury Basic Value Equity                                            _____%
EQ/Alliance Premier Growth                                               _____%
EQ/Evergreen Omega                                                       _____%
EQ/MFS Investors Trust                                                   _____%
EQ/Capital Guardian Research                                             _____%
EQ/Capital Guardian U.S. Equity                                          _____%
EQ/Calvert Socially Responsible                                          _____%
EQ/Marsico Focus                                                         _____%
EQ/Janus Large Cap Growth                                                _____%
EQ/FI Mid Cap                                                            _____%
EQ/Capital Guardian International                                        _____%


Form #2004 TSA STRAT ST VAR        E6844     AXA Equitable Life Insuance Company
                                          Cat. No. 134760 (10/17/05) Page 1 of 3

EQ/Lazard Small Cap Value                                                _____%
EQ/Legg Mason Value Equity                                               _____%
EQ/Mercury International Value                                           _____%
EQ/Capital Guardian Growth                                               _____%
EQ/Small Company Index                                                   _____%
AXA Aggressive Allocation                                                _____%
AXA Moderate-Plus Allocation                                             _____%
AXA Moderate Allocation                                                  _____%
AXA Premier VIP Aggressive Equity                                        _____%
AXA Premier VIP Large Cap Growth                                         _____%
AXA Premier VIP Large Cap Core Equity                                    _____%
AXA Premier VIP Large Cap Value                                          _____%
AXA Premier VIP Mid Cap Growth                                           _____%
AXA Premier VIP Mid Cap Value                                            _____%
AXA Premier VIP International Equity                                     _____%
AXA Premier VIP Technology                                               _____%
AXA Premier VIP Health Care                                              _____%
EQ/TCW Equity                                                            _____%
EQ/Boston Advisors Equity Income                                         _____%
EQ/Montag & Caldwell Growth                                              _____%
EQ/UBS Growth and Income                                                 _____%
EQ/Bear Stearns Small Company Growth                                     _____%
EQ/GAMCO Small Company Value                                             _____%
EQ/GAMCO Mergers and Acquisitions                                        _____%
EQ/International Growth                                                  _____%
EQ/Lord Abbett Growth and Income                                         _____%
EQ/Lord Abbett Large Cap Core                                            _____%
EQ/Lord Abbett Mid Cap Value                                             _____%
EQ/Van Kampen Comstock                                                   _____%
EQ/Van Kampen Mid Cap Growth                                             _____%
EQ/Wells Fargo Montgomery Small Cap                                      _____%
TOTAL (MUST BE 100%)                                                       100%
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7. CONTRIBUTION INFORMATION
---------------------------

Complete #7A only if a rollover or transfer check is provided when the Enrollment Form is signed. If payment will be forwarded at a later date, you must complete only #7B.

A. Rollover/Transfer Amount provided with this Enrollment Form:

   (i)  Total amount for investment options listed in #6.        $
        (Do not include amounts for the Fixed Maturity Options.)  --------------

  (ii)  Total amount for Fixed Maturity Period(s) listed in #9.  $
                                                                  --------------

  (iii) Provide a monthly breakdown of employee and
        employer contributions          $                        $
                                         --------------           --------------
                                           Employee                  Employer
  (iv)  Total amount remitted.                                   $
                                                                  --------------

B. Expected first-year contribution: Indicate the amount expected to be contributed in the first year of participation under this certificate. $
                                                                           -----
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8. REMINDER/CONTRIBUTION
   STATEMENTS INFORMATION
-------------------------
A. Plan Contribution Statement Frequency
   Note: You must check the same frequency as elected by your Institution.

   (i)  [ ]Monthly   [ ]Semi Monthly   [ ]Bi-Weekly

        You will be included on the Contribution Statement sent to your Institution. Each Contribution Statement will show the amount of the last contribution made.

   (ii) Initial Contribution Statement Reminder Amount   $
                                                          ----------------------
B. Months to be excluded, if any, from Plan Contribution Statement (months must be consecutive and from May to September only).
                                                          ----------------------
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9. FIXED MATURITY OPTIONS (FMOs)
   (NOT AVAILABLE IN MARYLAND)
--------------------------------
FMOs ARE ONLY AVAILABLE IF THE RATE TO MATURITY IS MORE THAN 3%.

For the amount shown in #7A(ii), please allocate by whole percentages to the following Fixed Maturity Period(s). FMOs are not available for ongoing contributions, only rollovers or direct transfers. (Do not select a Maturity Date that has already expired.)

                                             PERCENTAGE OF AMOUNT
                      MATURITY DATES           SHOWN IN #6A (II)

                  [ ] June 15, 2006                           %
                                               ---------------
                  [ ] June 15, 2007                           %
                                               ---------------
                  [ ] June 15, 2008                           %
                                               ---------------
 USE WHOLE        [ ] June 13, 2009                           %
PERCENTAGES                                    ---------------
   ONLY           [ ] June 15, 2010                           %
                                               ---------------
                  [ ] June 15, 2011                           %
                                               ---------------
                  [ ] June 15, 2012                           %
                                               ---------------
                  [ ] June 14, 2013                           %
                                               ---------------
                  [ ] June 13, 2014                           %
                                               ---------------
                  [ ] June 15, 2015                           %
                                               ---------------
                                                 TOTAL 100%
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10. SPECIAL INSTRUCTIONS
-----------------------
(For P.O. Box Address, beneficiary, replacement or transfer information)
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For Participants whose Mailing Address differs from their Primary Residential
Address in #3.

Participant's Mailing Address:

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Mailing Address - P.O. Box Accepted


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City                                    State               Zip Code


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11A. SUITABILITY
----------------
(All applicable questions must be answered.)

1. DID YOU RECEIVE AN EQUI-VEST(R) STRATEGIES PROSPECTUS?    [ ] YES    [ ] NO

   DATE AS PRINTED ON PROSPECTUS
                                ------------------------------------------------
   DATE AS PRINTED ON ANY PROSPECTUS SUPPLEMENT(S)
                                                  ------------------------------
   CONSENT FOR DELIVERY OF INITIAL PROSPECTUS ON CD-ROM

   [ ] YES. By checking this box and signing the enrollment form below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD," and that my computer has a CD drive and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print or download it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-877-222-2144, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.

   The Participant acknowledges that he or she is enrolling in EQUI-VEST for its features and benefits other than tax deferral, as the tax-deferral feature of such annuities does not provide additional benefits beyond those already provided by Section 403(b) of the Internal Revenue Code. Before enrolling, you should consider whether the certificate features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that is available in connection with your 403(b) plan.

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Form #2004 TSA STRAT ST VAR        E6844     AXA Equitable Life Insuance Company
                                          Cat. No. 134760 (10/17/05) Page 2 of 3

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11A. SUITABILITY (CONTINUED)
----------------------------

2. (a) Do you have any other existing life insurance or annuities?
                   [ ] Yes      [ ] No

   (b) Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction, assuming the certificate/contract applied for will be issued?
                   [ ] Yes      [ ] No       If YES, complete the following:

   --------------------------------------   ------------------------------------
   Year Issued                              Type of Plan

   --------------------------------------   ------------------------------------
   Company                                  Contract Number

   -----------------------------------------------------------------------------
   Company Address

   (c) Are you applying for this certificate/contract in a state other than your
   state of residence?   [ ] Yes   [ ] No
   If YES, please provide reason:

   -----------------------------------------------------------------------------

3. Participant Information

   --------------------------------------  -------------------------------------
   Employer's Name                         Participant's Occupation

   -----------------------------------------------------------------------------
   Employer's Street Address

   --------------------------------------  -----------  ------------------------
   City                                    State        Zip Code

   --------------------------------------  -------------------------------------
   Estimated Family Income                 Estimated Net Worth

   Investment Objective:
   [ ] Income  [ ] Income & Growth  [ ] Growth  [ ] Aggressive Growth
   [ ] Safety of Principal

   Is Participant associated with or employed by a member of the NASD?
                                                      [ ] Yes   [ ] No

   If YES, affiliation:
                       ---------------------------------------------------------

   Marital Status: Single [ ] Married [ ] Widowed [ ] Divorced [ ] Number of Dependents:
                        --------------------
   Federal Tax Bracket:                     %
                        --------------------
   Purpose of Investment:

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   INVESTMENT HORIZON:
   (Length of time certificate is expected to remain in force)
   [ ] (less than) 3 years [ ] 3-7 years [ ] (greater than) 7 years

   RISK TOLERANCE (Choose only one):
   The selected investment options should be consistent with the stated Investment Objective and Risk Tolerance.
   [ ] CONSERVATIVE: Prefer little risk and low volatility in return for accepting potentially lower returns.
   [ ] CONSERVATIVE/MODERATE: Willing to accept some risk and volatility in return for some growth potential.
   [ ] MODERATE: Willing to accept above-average amount of market risk and volatility or loss of principal to achieve potentially higher returns.
   [ ] MODERATE/AGGRESSIVE: Willing to accept above-average amount of market risk and volatility or loss of principal to achieve potentially greater returns.
   [ ] AGGRESSIVE: Willing to sustain substantial volatility or loss of principal and assume a high level of risk in pursuing potentially higher returns.

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4. Do you believe this purchase/transaction is in accordance with your
   investment objectives?                           [ ] Yes   [ ] No

   Investment/Assets (Prior to this Investment)

        Cash (includes checking, savings, money market)           $
                                                                   -------------
        Certificates of Deposit (CDs)                             $
                                                                   -------------
        Bonds                                                     $
                                                                   -------------
        Annuities                                                 $
                                                                   -------------
        Mutual Funds

                 Income               $
                                       -------------
                 Growth               $
                                       -------------
                 Aggressive           $
                                       -------------
                 Other                $
                                       -------------

                                                         Total:   $
                                                                   -------------
        Stocks                                                    $
                                                                   -------------
        Other                                                     $
                                                                   -------------
        GRAND TOTAL                                               $
                                                                   -------------

Comments:
         -----------------------------------------------------------------------

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11B. OTHER REQUIRED INFORMATION
-------------------------------

Is the Participant either: (A) A senior military, governmental, or political official in a non-U.S. country, or (B) Closely associated with or an immediate family member of such official? [ ] Yes [ ] No

If yes, identify the name of the official, office held and country:

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+ Required by the U.S. Patriot Act.

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12. AGREEMENT
-------------
All information and statements on this Enrollment Form are true and complete to the best of my knowledge and belief. I understand that no financial professional has the authority to make or modify any certificate on AXA Equitable's behalf, or to waive or alter any of AXA Equitable's rights and regulations. I UNDERSTAND THAT THE ANNUITY ACCOUNT VALUE ATTRIBUTABLE TO ALLOCATIONS TO THE VARIABLE INVESTMENT OPTIONS OF THE SEPARATE ACCOUNT OR VARIABLE ANNUITY BENEFIT PAYMENTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. For the Fixed Maturity Options, amounts transferred or payable under the certificate before the Maturity Date selected in item #9 are subject to market value adjustments.

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In Florida: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application/enrollment form containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

In Louisiana: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application/enrollment form for insurance is guilty of a crime and may be subject to fines and confinement in prison.
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X
 -------------------------------------------------------------------------------
PROPOSED PARTICIPANT'S SIGNATURE

--------------------------------   -----------------   -------------------------
DATE                               CITY                STATE


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Form #2004 TSA STRAT ST VAR        E6844     AXA Equitable Life Insuance Company
                                          Cat. No. 134760 (10/17/05) Page 3 of 3

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                ENROLLMENT FORM INSTRUCTIONS FOR REPRESENTATIVE
                 PLEASE READ BEFORE COMPLETING ENROLLMENT FORM.

A. GENERAL
   o No Enrollment Form will be processed without an EQUI-VEST Representative's Report
   o All checks must be made payable to AXA Equitable.
   o Print neatly or type (except where signatures are required).
   o Do not abbreviate
   o Any corrections must be initialed by Participant.
   o Unless otherwise indicated, complete all sections.

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B. ITEM

1.   EQUI-VEST PROGRAM
     Select either TSA Public School, TSA 501(c)(3) or TSA University.

2.   EMPLOYER INFORMATION
     For new employer plans, a TSA 403(b) Group Annuity Contract Application must also be completed.

3.   PARTICIPANT INFORMATION
     The individual on whose life annuity benefits are determined and upon whose death a death benefit is payable. Please note: Date of birth and social security number are mandatory. The maximum participant issue age is 75. The retirement age is the date on which the participant anticipates distributions will begin. The retirement age may not exceed the certificate maximum maturity age, which is age 85.

4.   BENEFICIARY(IES) INFORMATION
     The individual who will receive the death benefit upon the death of the Participant. Your client must name a primary beneficiary(ies) and may also name a contingent beneficiary.

5.   OPTIONAL FEATURES
     DEATH BENEFIT OPTION: This option resets the guaranteed death benefit every third contract anniversary date to the annuity account value, if greater than the previously established guaranteed death benefit (adjusted for loans, withdrawals and contributions). It has a 15 basis point charge that is deducted annually from the annuity account value. If this is not elected, the regular death benefit explained in the prospectus will apply. This feature is only available at certificate issue, and cannot be terminated once elected.

6.   SELECTION OF INVESTMENT OPTIONS AND ALLOCATION PERCENTAGES
     Participants must select the allocation percentages that will be invested in these options. Your client can change this allocation for future contributions at any time. The percentages entered must be in whole numbers and total 100%.

7.   CONTRIBUTION INFORMATION
     Part #7A is ONLY completed when payment is made at the time the Enrollment Form is signed. If payment is to be made after the Enrollment Form is signed, the signed Enrollment Form must be submitted and payment must be forwarded promptly upon receipt. Part #7B must be completed in all cases.

8.   REMINDER/CONTRIBUTION STATEMENTS INFORMATION
     Complete #8(i) and #8(ii) for all participants.

9.   FIXED MATURITY OPTIONS
     FMOs are only available if the rate to maturity is more than 3%. Contributions to fixed maturity options (FMOs) are NOT available through salary reductions. Contributions to fixed maturity options are available through single sum contributions (rollover and transfers).

10.  SPECIAL INSTRUCTIONS
     Use this section to enter the participant's mailing address if it differs from the primary residential address. Also, for any additional details regarding beneficiary, replacement, or transfer information.

11A. SUITABILITY
     Complete 1. to ensure that the participant has received the most current prospectus and supplement(s).

     Complete 2. in all cases.

     Complete 3. as required by the NASD.

11B. OTHER REQUIRED INFORMATION
     If the answer to any item in section 11B is "YES," you must obtain a pre-approved exception, in writing, from AXA Equitable prior to submitting an enrollment for a certificate for this client.

12.  AGREEMENT
     Participant must sign the Enrollment Form.

REPRESENTATIVE REPORT
     If you are not able to see the driver's license or passport of the participant at the time the enrollment form is signed, you can arrange for the client to send you photocopies by mail. However, the enrollment form should not be submitted for processing until you have reviewed the copies and answered YES to this question on the Representative's Report. If you are uncertain how to proceed in a specific situation, contact your Branch Controls Manager.

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Form #2004 TSA STRAT ST VAR        E6844             EQUI-VEST(R) STRATEGIES(SM)

                       EQUI-VEST(R) REPRESENTATIVE REPORT
                           PLEASE PRINT IN BLACK INK.

--------------------------------------------------------------------------------

A. [ ] I CERTIFY THAT A PROSPECTUS AND SUPPLEMENT(S) FOR THE CERTIFICATE HAVE BEEN GIVEN TO THE PROPOSED PARTICIPANT AND THAT NO WRITTEN SALES MATERIALS OTHER THAN THOSE APPROVED BY AXA EQUITABLE HAVE BEEN USED. (THE REPRESENTATIVE WHO SECURES THIS ENROLLMENT FORM MUST SIGN IN THE SPACE PROVIDED BELOW.)

B. [ ] DO YOU HAVE REASON TO BELIEVE THAT ANY LIFE INSURANCE OR ANNUITY HAS BEEN OR WILL BE SURRENDERED, WITHDRAWN FROM, LOANED AGAINST, CHANGED OR OTHERWISE REDUCED IN VALUE, OR REPLACED IN CONNECTION WITH THIS TRANSACTION, ASSUMING THE CERTIFICATE APPLIED FOR WILL BE ISSUED ON THE LIFE OF THE PARTICIPANT?
       [ ] YES  [ ] NO  (IF YES, ATTACH A COPY OF OLD/NEW APPROPRIATENESS FORM.)

C. [ ] DID YOU VIEW THE DRIVER'S LICENSE OR PASSPORT OF THE PARTICIPANT? DID YOU DETERMINE THE CUSTOMER'S SOURCE OF FUNDS?
       [ ] YES (IF YOU ARE UNABLE TO ANSWER YES TO BOTH THESE QUESTIONS, CONTACT YOUR BRANCH MANAGER.)

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NAME AND SIGNATURE OF THE FINANCIAL REPRESENTATIVE WHO ANSWERED THE ABOVE
QUESTIONS AND VERIFIED THE ABOVE DOCUMENTS.


--------------------------------------------------------------------------------
PRINT NAME                        SIGNATURE                     DATE

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EQUI-VEST ISSUES MUST ADEQUATELY REFLECT THE COMMISSION INTEREST OF ALL
REPRESENTATIVES ON PREVIOUS CONTRACTS.

------------------------------------------------------------------------------------------------------------
            PRINT               LAST                                               DISTRICT   REPRESENTATIVE
  REPRESENTATIVE(S) NAME(S)     NAME    REPRESENTATIVE   REPRESENTATIVE   AGENCY   MANAGER      INSURANCE
(SERVICE REPRESENTATIVE FIRST) INITIAL     NUMBER              %           CODE     CODE        LICENSE #*
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

* WHERE REQUIRED BY STATE REGULATIONS

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FOR EQUI-VEST PROCESSING OFFICE USE

REPRESENTATIVE(S) SHOWN ABOVE IS (ARE) EQUITY QUALIFIED AND LICENSED IN THE STATE IN WHICH THE REQUEST IS SIGNED.

ENROLLMENT FORM NO.                             EAO REC'D
                   --------------------------            -----------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROCESSING:

       -------------------- ---------------- ------------------ ----------------
        CERTIFICATE NUMBER    BATCH NUMBER     INQUIRY NUMBER     PROCESSOR
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Form #2004 TSA STRAT ST VAR           E6844              EQUI-VEST(R) Strategies